                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

================================================================================

                             CITY OF OLATHE, KANSAS

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION,
                                   AS TRUSTEE

                                ----------------

                                 TRUST INDENTURE

                            DATED AS OF JULY 1, 2007

                                ----------------

                                  RELATING TO:

                                   $24,500,000
                      (AGGREGATE MAXIMUM PRINCIPAL AMOUNT)
                             CITY OF OLATHE, KANSAS
                            INDUSTRIAL REVENUE BONDS
                                (PACSUN PROJECT)
                                   SERIES 2007

================================================================================

                                TRUST INDENTURE

                               TABLE OF CONTENTS

                                                                                                               Page
                  Parties ....................................................................................... 1
                  Recitals ...................................................................................... 1
                  Granting Clauses .............................................................................. 1

                                                     ARTICLE I

                                                    DEFINITIONS

Section 101.      Definitions of Words and Terms..................................................................3
Section 102.      Rules of Interpretation.........................................................................7

                                                    ARTICLE II

                                                     THE BONDS

Section 201.      Title and Amount of Bonds.......................................................................7
Section 202.      Nature of Obligation............................................................................7
Section 203.      Denomination, Number and Dating of Bonds........................................................8
Section 204.      Method and Place of Payment of Bonds............................................................8
Section 205.      Execution and Authentication of Bonds...........................................................9
Section 206.      Registration, Transfer and Exchange of Bonds....................................................9
Section 207.      Persons Deemed Owners of Bonds.................................................................10
Section 208.      Authorization of the Bonds.....................................................................10
Section 209.      Authorization of Additional Bonds..............................................................11
Section 210.      Mutilated, Lost, Stolen or Destroyed Bonds.....................................................12
Section 211.      Cancellation and Destruction of Bonds Upon Payment.............................................12

                                                    ARTICLE III

                                                REDEMPTION OF BONDS

Section 301.      Redemption of Bonds Generally..................................................................12
Section 302.      Redemption of Bonds............................................................................12
Section 303.      Effect of Call for Redemption..................................................................12
Section 304.      Notice of Redemption...........................................................................13

                                                    ARTICLE IV

                                                   FORM OF BONDS

Section 401.      Form Generally.................................................................................13
Section 402.      Form of Bond...................................................................................13
Section 403.      Form of Certificate of Authentication..........................................................21


                                      (i)

                                                     ARTICLE V

                                     CUSTODY AND APPLICATION OF BOND PROCEEDS

Section 501.      Creation of Construction Fund..................................................................22
Section 502.      Deposits into the Construction Fund............................................................22
Section 503.      Disbursements from the Construction Fund.......................................................22
Section 504.      Completion of the Project......................................................................22
Section 505.      Disposition Upon Acceleration..................................................................23

                                                    ARTICLE VI

                                                REVENUES AND FUNDS

Section 601.      Creation of the Bond Fund......................................................................23
Section 602.      Deposits Into the Bond Fund....................................................................23
Section 603.      Application of Moneys in the Bond Fund.........................................................23
Section 604.      Payments Due on Saturdays, Sundays and Holidays................................................24
Section 605.      Nonpresentment of Bonds........................................................................24
Section 606.      Repayment to the Corporation from the Bond Fund................................................24

                                                    ARTICLE VII

                                   SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

Section 701.      Moneys to be Held in Trust.....................................................................24
Section 702.      Investment of Moneys in Construction Fund and Bond Fund........................................25
Section 703.      Record Keeping.................................................................................25

                                                   ARTICLE VIII

                                         GENERAL COVENANTS AND PROVISIONS

Section 801.      Payment of Principal and Interest..............................................................25
Section 802.      Authority to Execute Indenture and Issue Bonds.................................................26
Section 803.      Performance of Covenants.......................................................................26
Section 804.      Instruments of Further Assurance...............................................................26
Section 805.      Payment of Taxes and Charges...................................................................26
Section 806.      Insurance......................................................................................26
Section 807.      Maintenance and Repair.........................................................................26
Section 808.      Recordings and Filings.........................................................................26
Section 809.      Inspection of Project Books....................................................................27
Section 810.      Enforcement of Rights Under the Lease..........................................................27
Section 811.      Subordination of Indenture to the Lease........................................................27


                                      (ii)

                                                     ARTICLE IX

                                                DEFAULT AND REMEDIES
Section 901.      Events of Default; Notice; Opportunity to Cure.................................................27
Section 902.      Acceleration of Maturity in Event of Default...................................................27
Section 903.      Surrender of Possession of Trust Estate; Rights and Duties of Trustee in Possession............28
Section 904.      Appointment of Receivers in Event of Default...................................................28
Section 905.      Exercise of Remedies by the Trustee............................................................28
Section 906.      Limitation on Exercise of Remedies by Bondowners...............................................29
Section 907.      Right of Bondowners to Direct Proceedings......................................................29
Section 908.      Application of Moneys in Event of Default......................................................29
Section 909.      Remedies Cumulative............................................................................30
Section 910.      Waivers of Events of Default...................................................................30

                                                     ARTICLE X

                                                    THE TRUSTEE

Section 1001.     Acceptance of the Trusts.......................................................................31
Section 1002.     Fees, Charges and Expenses of the Trustee......................................................33
Section 1003.     Notice to Bondowners if Default Occurs.........................................................33
Section 1004.     Intervention by the Trustee....................................................................33
Section 1005.     Successor Trustee Upon Merger, Consolidation or Sale...........................................33
Section 1006.     Resignation of Trustee.........................................................................34
Section 1007.     Removal of Trustee.............................................................................34
Section 1008.     Appointment of Successor Trustee...............................................................34
Section 1009.     Vesting of Trusts in Successor Trustee.........................................................34
Section 1010.     Right of Trustee to Pay Taxes and Other Charges................................................34
Section 1011.     Trust Estate May be Vested in Co-trustee.......................................................35
Section 1012.     Annual Accounting..............................................................................35
Section 1013.     Performance of Duties Under the Lease..........................................................35

                                                    ARTICLE XI

                                              SUPPLEMENTAL INDENTURES

Section 1101.     Supplemental Indentures Not Requiring Consent of Bondowners....................................36
Section 1102.     Supplemental Indentures Requiring Consent of Bondowners........................................36
Section 1103.     Corporation's Consent to Supplemental Indentures...............................................37

                                                    ARTICLE XII

                                                SUPPLEMENTAL LEASES

Section 1201.     Supplemental Leases Not Requiring Consent of Bondowners........................................37
Section 1202.     Supplemental Leases Requiring Consent of Bondowners............................................37


                                     (iii)

                                                    ARTICLE XIII

                                      SATISFACTION AND DISCHARGE OF INDENTURE
Section 1301.     Satisfaction and Discharge of this Indenture...................................................37
Section 1302.     Bonds Deemed to be Paid........................................................................38

                                                    ARTICLE XIV

                                             MISCELLANEOUS PROVISIONS

Section 1401.     Consents and Other Instruments by Bondowners...................................................39
Section 1402.     Limitation of Rights Under this Indenture......................................................39
Section 1403.     Notices........................................................................................39
Section 1404.     Severability...................................................................................40
Section 1405.     Execution in Counterparts......................................................................40
Section 1406.     Governing Law..................................................................................40
Section 1407.     Electronic Storage.............................................................................40

                  Signatures and Seals
                  Acknowledgments


                                      (iv)

                                 TRUST INDENTURE

      THIS TRUST INDENTURE dated as of July 1, 2007 (the "Indenture"), between the CITY OF OLATHE, KANSAS, a municipal corporation organized and existing under the laws of the State of Kansas (the "City"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and existing and authorized to accept and execute trusts of the character herein set forth under the laws of the United States of America, with its designated corporate trust office located in Los Angeles, California, as Trustee (the "Trustee");

      WITNESSETH:

      WHEREAS, the City is authorized under the provisions of K.S.A. 12-1740 to 12-1749d, inclusive, as amended (the "Act"), to purchase, acquire, construct, improve, equip and remodel certain facilities within its jurisdiction for commercial purposes, and to enter into leases and lease-purchase agreements with any person, firm or corporation for said facilities, and to issue revenue bonds for the purpose of paying the cost of any such facilities, and to pledge the income and revenues to be derived from the operation of such facilities to secure the payment of the principal of and interest on such bonds;

      WHEREAS, pursuant to the Act, the governing body of the City adopted Resolution No. 06-1085 on June 6, 2006, expressing the intent of the City to issue its industrial revenue bonds in one or more series in an aggregate amount not to exceed $135,000,000 for one or more projects for Waterford Glen, LLC, a Kansas limited liability company, the first series to be issued in a series of Industrial Revenue Bonds (PacSun Project), Series 2007 (the "Bonds"), in the aggregate maximum principal amount of $24,500,000, for the purpose of acquiring, purchasing, constructing, installing a commercial project, consisting of a distribution facility, including land, buildings, structures, improvements and fixtures (the "Project"), and authorizing the City to lease the Project to Pacific Sunwear Stores Corp., a California corporation (the "Corporation");

      WHEREAS, pursuant to such Resolution and Ordinance No. 07-34 adopted by the City on May 1, 2007, the City is authorized to execute and deliver this Indenture for the purpose of issuing and securing the Bonds and to enter into the Lease Agreement of even date herewith (the "Lease"), with the Corporation under which the City, as lessor, will acquire, purchase, construct and remodel the Project and will lease the Project to the Corporation, as lessee, in consideration of rentals which will be sufficient to pay the principal of and interest on the Bonds; and

      WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid and legally binding obligations of the City, and to constitute this Indenture a valid and legally binding pledge and assignment of the Trust Estate herein made for the security of the payment of the principal of and interest on the Bonds, have been done and performed, and the execution and delivery of this Indenture and the execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

      NOW, THEREFORE, THIS TRUST INDENTURE WITNESSETH:

                                GRANTING CLAUSES

      That the City, in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the Bonds by the Owners thereof, and of other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of and interest on all of the Bonds issued and outstanding under this Indenture from time to time according to their tenor and effect, and to secure the performance and observance by the City of all the covenants, agreements and conditions herein and in the Bonds contained, does hereby pledge and assign to the Trustee and its successors and assigns forever (subject to the qualifications set forth herein), the property described in paragraphs (a), (b) and (c) below (said property being herein referred to as the "Trust Estate"), to-wit:

            (a) All right, title and interest in and to the Project together with the tenements, hereditaments, appurtenances, rights, privileges and immunities thereunto belonging or appertaining;

            (b) All right, title and interest of the City in, to and under the Lease, and all rents, revenues and receipts derived by the City from the Project including, without limitation, all rentals and other amounts to be received by the City and paid by the Corporation under and pursuant to and subject to the provisions of the Lease; and

            (c) All moneys and securities from time to time held by the Trustee under the terms of this Indenture, and any and all other real or personal property of every kind and nature from time to time hereafter, by delivery or by writing of any kind, pledged, assigned or transferred as and for additional security hereunder by the City or by anyone in its behalf, or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

      TO HAVE AND TO HOLD, all and singular, the Trust Estate with all rights and privileges hereby pledged and assigned or agreed or intended so to be, to the Trustee and its successors and assigns forever;

      IN TRUST NEVERTHELESS, upon the terms and subject to the conditions herein set forth, for the equal and proportionate benefit, protection and security of all Owners from time to time of the Bonds outstanding under this Indenture, without preference, priority or distinction as to lien or otherwise of any of the Bonds over any other of the Bonds except as expressly provided in or permitted by this Indenture;

      PROVIDED, HOWEVER, that if the City shall well and truly pay, or cause to be paid, the principal of and interest on the Bonds, at the time and in the manner mentioned in the Bonds, according to the true intent and meaning thereof, or shall provide for the payment thereof (as provided in ARTICLE XIII hereof), and shall pay or cause to be paid to the Trustee all other sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon such final payments this Indenture and the rights thereby granted shall cease, determine and be void; otherwise, this Indenture shall be and remain in full force and effect.

      THIS INDENTURE FURTHER WITNESSETH, and it is hereby expressly declared, covenanted and agreed by and between the parties hereto, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and that all the Trust Estate is to be held and applied under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the City does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds or coupons, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 101. DEFINITIONS OF WORDS AND TERMS. In addition to words and terms defined in SECTION 1.1 of the Lease, which definitions shall be deemed to be incorporated herein, and terms defined elsewhere in this Indenture, the following words and terms as used in this Indenture shall have the following meanings, unless some other meaning is plainly intended:

      "ACT" means K.S.A. 12-1740 to 12-1749d, inclusive, as amended.

      "ADDITIONAL BONDS" means any Bonds issued pursuant to SECTION 209 of this Indenture.

      "AUTHORIZED CITY REPRESENTATIVE" means the City Manager, Director of Strategic Financial Management, City Clerk or such other person at the time designated to act on behalf of the City as evidenced by a written certificate furnished to the Corporation and the Trustee containing the specimen signature of such person and signed on behalf of the City by its Mayor. Such certificate may designate an alternate or alternates each of whom shall be entitled to perform all duties of the Authorized City Representative.

      "AUTHORIZED CORPORATION REPRESENTATIVE" means the person at the time designated to act on behalf of the Corporation as evidenced by written certificate furnished to the City and the Trustee containing the specimen signature of such person and signed on behalf of the Corporation by authorized officers. Such certificate may designate an alternate or alternates each of whom shall be entitled to perform all duties of the Authorized Corporation Representative.

      "BOND" or "BONDS" means the Industrial Revenue Bonds (PacSun Project), Series 2007, in the aggregate maximum principal amount of $24,500,000, issued pursuant to SECTION 208 of this Indenture and any Additional Bonds authenticated and delivered under and pursuant to this Indenture.

      "BOND FUND" means "The City of Olathe, Kansas, Industrial Revenue Bond Fund - PacSun Project, Series 2007" created in SECTION 601 of this Indenture.

      "BONDOWNER" means the registered owner of any Bond.

      "BOND PURCHASE AGREEMENT" means the agreement by that name with respect to the Bonds by and among the City, the Corporation and the purchaser identified therein.

      "BUSINESS DAY" shall mean a day which is not (a) a Saturday, Sunday or any other day on which banking institutions in New York, New York, or the city or cities in which the corporate trust office of the Trustee is located are required or authorized to close, or (b) a day on which the New York Stock Exchange is closed.

      "CITY" means the City of Olathe, Kansas, a municipal corporation organized and existing under the laws of the State of Kansas, and its successors and assigns.

      "CORPORATION" means Pacific Sunwear Stores Corp., a California corporation, and its successors or assigns.

      "COMPLETION DATE" means the date of execution of the certificate required pursuant to SECTION 504 hereof.

      "CONSTRUCTION FUND" means "The City of Olathe, Kansas, Construction Fund - PacSun Project, Series 2007" created in SECTION 501 of this Indenture.

      "CUMULATIVE OUTSTANDING PRINCIPAL AMOUNT" means an amount equal to the aggregate of all amounts paid into the Construction Fund in accordance with the provisions of this Indenture, the Bond Purchase Agreement and the Lease, as reflected in the bond registration records maintained by the Trustee or in the Table of Cumulative Outstanding Principal Amount set forth in the form of Bond in SECTION 402 hereof.

      "EVENT OF DEFAULT" means any Event of Default as defined in SECTION 901 hereof.

      "GOVERNMENT SECURITIES" means direct obligations of, or obligations the payment of principal of and interest on which are unconditionally guaranteed by, the United States of America.

      "INDENTURE" means this Trust Indenture, as from time to time amended and supplemented by Supplemental Indentures in accordance with the provisions of
ARTICLE XI hereof.

      "INVESTMENT SECURITIES" means any of the following securities:

            (a) any bonds or other obligations which as to principal and interest constitute direct obligations of, or are unconditionally guaranteed by, the United States of America, including obligations of any of the federal agencies set forth in clause (b) below to the extent they are unconditionally guaranteed by the United States of America;

            (b) obligations of the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Financing Bank, the Federal Intermediate Credit Corporation, Federal Banks for Cooperatives, Federal Land Banks, Federal Home Loan Banks, Farmers Home Administration and Federal Home Loan Mortgage Association;

            (c) direct and general obligations of any state of the United States of America, to the payment of the principal of and interest on which the full faith and credit of such state is pledged, provided that at the time of their purchase under this Indenture such obligations are rated in either of the two highest rating categories by a nationally-recognized bond rating agency;

            (d) certificates of deposit, whether negotiable or nonnegotiable, issued by any financial institution organized under the laws of any state of the United States of America or under the laws of the United States of America (including the Trustee), provided that such certificates of deposit shall be either (1) continuously and fully insured by the Federal Deposit Insurance Corporation, or (2) continuously and fully secured by such securities as are described above in clauses (a) through (c), inclusive, which shall have a market value (exclusive of accrued interest) at all times at least equal to the principal amount of such certificates of deposit and shall be lodged with the Trustee or a custodian bank, trust company or national banking association. The bank, trust company or national banking association holding each such certificate of deposit required to be so secured shall furnish the Trustee written evidence satisfactory to it that the aggregate market value of all such obligations securing each such certificate of deposit will at all times be an amount at least equal to the principal amount of each such certificate of deposit and the Trustee shall be entitled to rely on each such undertaking;

            (e) Shares of a fund registered under the Investment Company Act of 1940, as amended, whose shares are registered under the Securities Act of 1933, as amended, having assets of at least $100,000,000, whose only assets are obligations described in (a) above, and which shares, at the time of purchase, are rated by Standard & Poor's and Moody's in one of the two highest rating categories (without regard to any refinements or gradation of rating category by numerical modifier or otherwise) assigned by such rating agencies for obligations of that nature; and

            (f) Any other investment approved in writing by the Owner of the Bonds.

      "LEASE" means the Lease Agreement dated as of July 1, 2007, between the City, as Lessor, and the Corporation, as Lessee, as from time to time amended and supplemented by Supplemental Leases in accordance with the provisions thereof and of ARTICLE XII of this Indenture.

      "OUTSTANDING," when used with reference to Bonds, means, as of a particular date, all Bonds theretofore authenticated and delivered, except:

            (a) Bonds theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (b) Bonds deemed to be paid in accordance with the provisions of
      SECTION 1302 hereof; and

            (c) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture.

      "OWNER" shall have the same meaning as Bondowner.

      "PAYING AGENT" means the Trustee and any other bank or trust company designated by this Indenture upon written notice to the Corporation as paying agent for the Bonds at which the principal of or interest on the Bonds shall be payable.

      "PROJECT" means the project referred to in the recitals of this Indenture, including the Project Site and the Project Improvements and all additions, modifications, improvements, replacements and substitutions made to the Project pursuant to the Lease as they may at any time exist, exclusive of Excluded Property.

      "PROJECT COSTS" means all costs of acquisition, purchase, construction, improvement, financing and remodeling of the Project, including, without limitation, the following:

            (a) all costs and expenses necessary or incident to the acquisition of the Project Site and any Project Improvements located thereon at the execution of the Lease and which the Corporation conveys to the City;

            (b) fees and expenses of architects, appraisers, surveyors and engineers for estimates, surveys, soil borings and soil tests and other preliminary investigations and items necessary to the commencement of acquisition, purchase, construction, improvement and remodeling, preparation of plans, drawings and specifications and supervision of construction and renovation, as well as for the performance of all other duties of architects, appraisers, surveyors and engineers in relation to the acquisition, purchase, construction, improvement and remodeling of the Project or the issuance of the Bonds;

            (c) all costs and expenses of every nature incurred in acquisition, purchase, construction, improvement and remodeling the Project Improvements and otherwise improving the Project Site, including the actual cost of labor, materials and furnishings as payable to contractors, builders and materialmen in connection with the acquisition, purchase, construction, improvement and remodeling of the Project;

            (d) interest accruing on the Bonds during the period of the acquisition, purchase, construction, improvement and remodeling of the Project;

            (e) the cost of the title insurance policies and the cost of any insurance maintained during the construction period in accordance with
      ARTICLE VII of the Lease, respectively;

            (f) reasonable expenses of administration, supervision and inspection properly chargeable to the Project, underwriting expenses, legal fees and expenses, fees and expenses of accountants and other consultants, publication and printing expenses, and initial fees and expenses of the Trustee to the extent that said fees and expenses are necessary or incident to the issuance and sale of the Bonds or the acquisition, purchase, construction, improvement and remodeling of the Project;

            (g) all other items of expense not elsewhere specified in this definition as may be necessary or incident to: (1) the authorization, issuance and sale of the Bonds; (2) the acquisition, purchase, construction, improvement and remodeling of the Project; and (3) the financing thereof; and

            (h) reimbursement to the Corporation or those acting for it for any of the above enumerated costs and expenses incurred and paid by them before or after the execution of the Lease;

provided, however, the Project Costs shall not include any of the foregoing items if such item was paid or incurred prior to June 6, 2006, with the following two exceptions (i) costs and expenses relating to architectural and engineering services for the Project constitute Project Costs within the meaning of this definition regardless of the date such costs were paid to the extent such costs are properly capitalizable in accordance with generally accepted accounting principles, and (ii) costs and expenses necessary or incidental to the acquisition by the City of the Project Site constitute Project Costs within the meaning of this definition regardless of the date such costs were paid.

      "REFUNDING BONDS" shall have the meaning set forth in SECTION 209 hereof.

      "SUPPLEMENTAL INDENTURE" means any indenture supplemental or amendatory to this Indenture entered into by the City and the Trustee pursuant to ARTICLE XI hereof.

      "SUPPLEMENTAL LEASE" means any supplement or amendment to the Lease entered into pursuant to ARTICLE XII hereof.

      "TAX ABATEMENT AGREEMENT" means the Performance Agreement dated as of July 1, 2007, by and between the City and the Corporation.

      "TRUST ESTATE" means the Trust Estate described in the Granting Clauses of this Indenture.

      "TRUSTEE" means U.S. Bank National Association in the City of Los Angeles, California, a national banking association duly organized and existing under the laws of the United States of America, and its successor or successors and any other corporation which at the time may be substituted in its place pursuant to and at the time serving as Trustee under this Indenture.

      SECTION 102. RULES OF INTERPRETATION.

      (a) Unless the context shall otherwise indicate, the words importing the singular number shall include the plural and vice versa, and words importing persons shall include firms, associations and corporations, including public bodies, as well as natural persons.

      (b) Wherever in this Indenture it is provided that either party shall or will make any payment or perform or refrain from performing any act or obligation, each such provision shall, even though not so expressed, be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

      (c) All references in this instrument to designated "Articles," "Sections" and other subdivisions are, unless otherwise specified, to the designated Articles, Sections and subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision.

      (d) The Table of Contents and the Article and Section headings of this Indenture shall not be treated as a part of this Indenture or as affecting the true meaning of the provisions hereof.

                                   ARTICLE II

                                    THE BONDS

      SECTION 201. TITLE AND AMOUNT OF BONDS. No Bonds may be issued under this Indenture except in accordance with the provisions of this Article. The Bonds authorized to be issued under this Indenture shall be designated as "City of Olathe, Kansas Industrial Revenue Bonds (PacSun Project), Series 2007." The maximum total principal amount of Bonds that may be issued hereunder is hereby expressly limited to $24,500,000, plus the principal amount of any Additional Bonds.

      SECTION 202. NATURE OF OBLIGATION. The Bonds and the interest thereon shall be special obligations of the City payable solely out of the rents, revenues and receipts derived by the City from the Project and not from any other fund or source of the City, and are secured by a pledge and assignment of the Trust Estate to the Trustee in favor of the Owners of the Bonds, as provided in this Indenture. The Bonds and the interest thereon shall not constitute general obligations of the City or the State of Kansas, and neither the City nor said State shall be liable thereon, and the Bonds shall not constitute an indebtedness within the meaning of any constitutional or statutory debt limitation or restriction, and are not payable in any manner by taxation.

      SECTION 203. DENOMINATION, NUMBER AND DATING OF BONDS.

      (a) The Bonds shall be initially issuable in the form of one fully registered Bond without coupons in the maximum principal denomination of up to $24,500,000. The Bond shall be substantially in the form hereinafter set forth in ARTICLE IV of this Indenture.

      (b) The Bond shall be dated by the Trustee as of the date of initial delivery thereof as provided herein. If the Bond is at any time thereafter transferred, any Bond replacing such Bond shall be dated as of the date of authentication thereof.

      SECTION 204. METHOD AND PLACE OF PAYMENT OF BONDS.

      (a) The principal of and interest on the Bonds shall be payable in any coin or currency of the United States of America which on the respective dates of payment thereof is legal tender for payment of public and private debts.

      (b) Payment of the principal of the Bonds shall be made upon the presentation and surrender of such Bond at the corporate trust office of any Paying Agent named in the Bond; PROVIDED, that so long as the Corporation is the sole Bondowner, the Trustee shall make payments of principal on the Bonds by internal bank transfer or by wire transfer to an account at a commercial bank or savings institution designated by such Bondowner and located in the continental United States; PROVIDED, FURTHER, that upon any payment by internal bank transfer or by wire transfer of principal on the Bonds, the Trustee shall record the amount of such principal payment on the registration books for the Bonds maintained by the Trustee on behalf of the City. If the Bonds are presented to the Trustee together with such payment, the Trustee may enter the amount of such principal payment on the Table of Cumulative Outstanding Principal Amount on the Bonds in the manner provided by SECTION 402 hereof. Notwithstanding the foregoing, the registration books maintained by the Trustee shall be the official record of the Cumulative Outstanding Principal Amount on the Bonds at any time, and the Bondowner is not required to present the Bonds for action by the Trustee, as bond registrar, with each payment of principal on the Bonds. Payment of the interest on the Bonds shall be made by the Trustee on each interest payment date to the person appearing on the registration books of the City hereinafter provided for as the registered owner thereof on the fifteenth day (whether or not a Business Day) of the calendar month next preceding such interest payment date by check or draft mailed to such registered owner at such owner's address as it appears on such registration books. In the event that the Corporation is the sole Bondowner, the Trustee is authorized to make interest payments on the Bonds by internal bank transfer or by wire transfer to an account at a commercial bank or savings institution designated by such Bondowner and located in the continental United States. In addition, at the written request of any registered owner of Bonds in the aggregate principal amount of at least $1,000,000, the principal and interest on the Bonds shall be paid by electronic transfer to such owner upon written notice to the Trustee from such owner containing the electronic transfer instructions (which shall be in the continental United States) to which such owner wishes to have such transfer directed and such written notice is given by such owner to the Trustee not later than the fifteenth day (whether or not a Business Day) of the calendar month next preceding such interest payment date. Any such written notice for electronic transfer shall be signed by such owner and shall include the name of the bank, its address, its ABA routing number and the name, number and contact name related to such owner's account at such bank to which the payment is to be credited.

      SECTION 205. EXECUTION AND AUTHENTICATION OF BONDS.

      (a) The Bonds shall be executed on behalf of the City by the manual or facsimile signature of its Mayor and attested by the manual or facsimile signature of its City Clerk, and shall have the corporate seal of the City affixed thereto or imprinted thereon. In case any officer whose signature or facsimile thereof appears on the Bonds shall cease to be such officer before the delivery of the Bonds, such signature or facsimile thereof shall nevertheless be valid and sufficient for all purposes, the same as if such person had remained in office until delivery. Any Bond may be signed by such persons as at the actual time of the execution of such Bond shall be the proper officers to sign such Bond although at the date of such Bond such persons may not have been such officers.

      (b) The Bonds shall have endorsed thereon a Certificate of Authentication substantially in the form set forth in SECTION 403 hereof, which shall be manually executed by the Trustee. No Bonds shall be entitled to any security or benefit under this Indenture or shall be valid or obligatory for any purposes unless and until such Certificate of Authentication shall have been duly executed by the Trustee. Such executed Certificate of Authentication upon any Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Indenture. The Certificate of Authentication on any Bond shall be deemed to have been duly executed if signed by any authorized officer or employee of the Trustee.

      SECTION 206. REGISTRATION, TRANSFER AND EXCHANGE OF BONDS.

      (a) The Trustee shall keep books for the registration and for the transfer of Bonds as provided in this Indenture.

      (b) The Bonds may be transferred only upon the books kept for the registration and transfer of Bonds upon surrender thereof to the Trustee duly endorsed for transfer or accompanied by an assignment duly executed by the registered owner or such owner's attorney or legal representative, in such form as shall be satisfactory to the Trustee. The Bonds have not been registered under the Securities Act of 1933, as amended, or any state securities law, and the Bonds may not be transferred unless (i) the City consents in writing to such transfer, and (ii) and the City and the Trustee are furnished a written legal opinion from counsel acceptable to the City and the Corporation, to the effect that such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities law. The Bonds may be transferred to any successor to the Corporation or any entity owned or under common ownership with the Corporation, as Lessee under the Lease without the necessity of obtaining the City's consent or such an opinion. In connection with any such transfer of the Bonds the Trustee shall receive an executed representation letter signed by the proposed assignee containing substantially the same representations contained in the representation letter delivered to the Trustee from the Owner upon the initial issuance of the Bonds. Upon any such transfer, the City shall execute and the Trustee shall authenticate and deliver in exchange for such Bonds a new fully registered Bond or Bonds, registered in the name of the transferee, of any denomination or denominations authorized by this Indenture, in an aggregate principal amount equal to the outstanding principal amount of such Bonds, of the same maturity and bearing interest at the same rate.

      (c) In all cases in which Bonds shall be exchanged or transferred hereunder the provisions of any legend restrictions on the Bonds shall be complied with and the City shall execute and the Trustee shall authenticate and deliver at the earliest practicable time Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such exchange or transfer shall forthwith be cancelled by the Trustee. The City or the Trustee may make a reasonable charge for every such exchange or transfer of Bonds sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such exchange or transfer, and such charge shall be paid before any such new Bond shall be delivered. Neither the City nor the Trustee shall be required to make any such exchange or transfer of Bonds during the 15 days immediately preceding an interest payment date on the Bonds or, in the case of any proposed redemption of Bonds, during the 15 days immediately preceding the selection of Bonds for such redemption or after such Bonds or any portion thereof have been selected for redemption.

      SECTION 207. PERSONS DEEMED OWNERS OF BONDS. As to any Bond, the person in whose name the same shall be registered as shown on the bond registration books required by SECTION 206 hereof shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of and interest on any such Bond shall be made only to or upon the order of the registered owner thereof or a legal representative thereof. All such payments shall be valid and effectual to satisfy and discharge the liability upon such bond, including the interest thereon, to the extent of the sum or sums so paid.

      SECTION 208. AUTHORIZATION OF THE BONDS.

      (a) There shall be issued and secured by this Indenture a series of Bonds in the aggregate maximum principal amount of $24,500,000 for the purpose of providing funds for paying the costs of the Project, which Bonds shall be designated "City of Olathe, Kansas Industrial Revenue Bonds (PacSun Project), Series 2007." The Bonds shall be dated as provided in SECTION 203(b) hereof, shall become due on January 1, 2018 (subject to prior redemption as hereinafter provided in ARTICLE III) and shall bear interest as specified in SECTION 208(e) hereof, payable on the dates specified in SECTION 208(e) hereof.

      (b) The Trustee is hereby designated as the City's Paying Agent for the payment of the principal of and interest on the Bonds.

      (c) The Bonds shall be executed without material variance from the form and in the manner set forth in ARTICLE IV hereof and delivered to the Trustee for authentication, but prior to or simultaneously with the authentication and delivery of the Bonds by the Trustee, there shall be filed with the Trustee the following:

            (1) An original or certified copy of Ordinance No. 07-34 passed by the governing body of the City on May 1, 2007, authorizing the issuance of the Bonds and the execution of this Indenture and the Lease;

            (2) An original executed counterpart of this Indenture;

            (3) An original executed counterpart of the Lease;

            (4) A request and authorization to the Trustee on behalf of the City, executed by the Authorized City Representative, to authenticate the Bonds and deliver the same to the purchaser identified in the Bond Purchase Agreement upon payment to the Trustee, for the account of the City, of the purchase price thereof specified in the Bond Purchase Agreement. The Trustee shall be entitled to conclusively rely upon such request and authorization as to names of the purchaser and the amount of such purchase price;

            (5) An opinion of counsel nationally recognized on the subject of municipal bonds to the effect that the Bonds constitute valid and legally binding limited and special revenue obligations of the City; and

            (6) Such other certificates, statements, receipts and documents as the City shall reasonably require for the delivery of the Bonds.

      (d) When the documents specified in SUBSECTION (c) of this Section shall have been filed with the Trustee, and when the Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver the Bonds to or upon the order of the purchaser thereof, but only upon payment to the Trustee of the purchase price of the Bonds, as specified in the Bond Purchase Agreement. The proceeds of the sale of the Bonds shall be immediately paid over to the Trustee, and the Trustee shall deposit and apply such proceeds as provided in ARTICLE V hereof.

      (e) The Bonds shall bear interest at the rate of 7% per annum on the Cumulative Outstanding Principal Amount of the Bonds, and such interest shall be payable in arrears on each January 1 and July 1, commencing on January 1, 2008, and continuing thereafter until the said Cumulative Outstanding Principal Amount is paid in full. Interest shall be calculated on the basis of a year of 360 days consisting of twelve months of 30 days each. Principal shall be payable at maturity unless redeemed prior to said date in accordance with ARTICLE III.

      SECTION 209. AUTHORIZATION OF ADDITIONAL BONDS.

      (a) Additional Bonds may be issued under and equally and ratably secured by this Indenture on a parity with the Bonds, and any other Additional Bonds which remain Outstanding after the issuance of such Additional Bonds, at any time or from time to time, upon compliance with the conditions hereinafter provided in this Section, for the purpose of providing funds for (i) refunding all or part of the Bonds then Outstanding, including the payment of any premium thereon and interest to accrue to the designated redemption date and any expenses in connection with such refunding, (ii) to provide funds to pay the costs of completing the Project, (iii) to provide funds to pay all or any part of the costs of repairing, replacing or restoring the Project in the event of damage, destruction or condemnation thereto or thereof, and (iv) to provide funds to pay all or any part of the costs of acquisition, purchase, construction, improvement and remodeling to the Project as the Corporation may deem necessary or desirable. Additional Bonds issued for purposes described in clause (i) above shall also be referred to as "Refunding Bonds."

      (b) Before any Additional Bonds shall be issued under the provisions of this Section, the City shall (i) pass an ordinance authorizing the issuance of such Additional Bonds, fixing the amount thereof and describing the Bonds to be refunded, authorizing the City to enter into a Supplemental Indenture for the purpose of issuing such Additional Bonds and, if required, authorizing the City to enter into a Supplemental Lease with the Corporation, and (ii) except in the case of Refunding Bonds, for which consent shall not be required, obtain the written consent to the issuance of the proposed Additional Bonds from the Owners of 100% of the Bonds Outstanding as reflected on the bond registration books maintained by the Trustee immediately preceding the issuance of such Additional Bonds.

      (c) Such Additional Bonds shall be dated, shall be stated to mature in such year or years, shall bear interest at such rate or rates not exceeding the maximum rate then permitted by law, and shall be redeemable at such times and prices, all as may be provided by the Supplemental Indenture authorizing the issuance of such Additional Bonds. Except as to any difference in the date, the maturity or maturities, the rate or rates of interest or the provisions for redemptions, such Additional Bonds shall be on a parity with and shall be entitled to the same benefit and security of this Indenture as the Bonds, and any other Additional Bonds which remain Outstanding after the issuance of such Additional Bonds.

      (d) Except as provided in this Section, the City will not otherwise issue any obligations on a parity with the Bonds, but the City may, at the written request of the Corporation, issue other obligations specifically subordinate and junior to the Bonds, without the written consent of all or any of the Owners.

      SECTION 210. MUTILATED, LOST, STOLEN OR DESTROYED BONDS. In the event any Bond shall become mutilated, or be lost, stolen or destroyed, the City shall execute and the Trustee shall authenticate and deliver a new Bond of like series, date and tenor as the Bond mutilated lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the City and the Trustee evidence of such loss, theft or destruction satisfactory to the City and the Trustee, together with indemnity satisfactory to them. In the event any such Bond shall have matured, instead of issuing a substitute Bond, the City and the Trustee may require the payment of an amount sufficient to reimburse the City and the Trustee for any tax or other governmental charge that may be imposed in relation thereto and any other reasonable fees and expenses incurred in connection therewith.

      SECTION 211. CANCELLATION AND DESTRUCTION OF BONDS UPON PAYMENT.

      (a) All Bonds which have been paid or redeemed or which the Trustee has purchased or which have otherwise been surrendered to the Trustee under this Indenture, either at or before maturity shall be cancelled by the Trustee immediately upon the payment, redemption or purchase of such Bonds and the surrender thereof to the Trustee.

      (b) All Bonds cancelled under any of the provisions of this Indenture shall be destroyed by the Trustee. The Trustee shall execute a certificate in triplicate describing the Bonds so destroyed, and shall file executed counterparts of such certificate with the City and the Corporation.

                                   ARTICLE III

                               REDEMPTION OF BONDS

      SECTION 301. REDEMPTION OF BONDS GENERALLY. The Bonds shall be subject to redemption prior to maturity in accordance with the terms and provisions set forth in this Article. Additional Bonds shall be subject to redemption prior to maturity in accordance with the terms and provisions contained in this Article and as may be specified in the Supplemental Indenture authorizing such Additional Bonds.

      SECTION 302. REDEMPTION OF BONDS. The Bonds shall be subject to redemption and payment in whole or in part, as follows:

            (a) At any time prior to the stated maturity thereof, by the City, at the option of and upon written instructions from the Corporation, at a price equal to the principal amount thereof, plus accrued interest thereon, without premium or penalty, to the date of payment.

            (b) At any time prior to the stated maturity thereof, to the extent amounts are deposited into the Bond Fund in accordance with SECTION 602 hereof, at a price equal to the principal amount thereof, plus accrued interest thereon, without premium or penalty, to the date of payment.

      SECTION 303. EFFECT OF CALL FOR REDEMPTION. Prior to or on the date fixed for redemption, funds or Government Securities shall be placed with the Trustee which are sufficient to pay the Bonds called for redemption and accrued interest thereon, if any, to the redemption date. Upon the happening of the above conditions and appropriate written notice having been given, the Bonds or the portions of the principal amount of Bonds thus called for redemption shall cease to bear interest on the specified redemption date, and shall no longer be entitled to the protection, benefit or security of this Indenture and shall not be deemed to be Outstanding under the provisions of this Indenture.

      SECTION 304. NOTICE OF REDEMPTION. In the event the Bonds are to be called for redemption as provided in SECTION 302(a) or (b) hereof, the Corporation shall deliver written notice to the City and the Trustee that it has elected to redeem all or a portion of the Bonds in accordance with SECTION 302(a) or (b) hereof at least ten days prior to the scheduled redemption date. The Trustee shall then deliver written notice to the Owner at least five days prior to the scheduled redemption date by first class mail stating the date upon which the Bonds will be redeemed and paid.

                                   ARTICLE IV

                                  FORM OF BONDS

      SECTION 401. FORM GENERALLY. The Bonds and the Trustee's Certificate of Authentication to be endorsed thereon shall be issued in substantially the form set forth in this article. Additional Bonds and the Trustee's Certificate of Authentication to be endorsed thereon shall be in substantially the form set forth in this Article, with such necessary or appropriate variations, omissions and insertions as are permitted or required by this Indenture or any Supplemental Indenture. The Bonds may have endorsed thereon such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or any custom, usage or requirements of law with respect thereto.

      SECTION 402. FORM OF BOND.

                    [Remainder of page intentionally blank.]

                                 (FORM OF BOND)

This Bond has not been registered under the Securities Act of 1933, as amended, or any state securities laws, and this Bond may not be transferred unless (i) the City consents in writing to such transfer, and (ii) the City and the Trustee are furnished a written legal opinion from counsel acceptable to the City and the Corporation, to the effect that such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws. This Bond may be transferred to any successor of the Corporation or any entity owned by or under common ownership with the Corporation without the necessity of obtaining the City's consent or such an opinion.

                            UNITED STATES OF AMERICA
                                 STATE OF KANSAS
                                COUNTY OF JOHNSON

                             CITY OF OLATHE, KANSAS

                             INDUSTRIAL REVENUE BOND
                                (PACSUN PROJECT)
                                   SERIES 2007

      THE CITY OF OLATHE, KANSAS, a municipal corporation organized and existing under the laws of the State of Kansas (the "City"), for value received, promises to pay, but solely from the source hereinafter referred to, to

                          PACIFIC SUNWEAR STORES CORP.

or registered assigns, on January 1, 2018, the principal amount of

                TWENTY-FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS

or such lesser amount as may be outstanding hereunder as reflected in the bond registration books maintained by the Trustee. The registered owner shall note the principal amount outstanding hereunder in the Table of Cumulative Outstanding Principal Amount attached hereto, provided, however, that the registration books maintained by the Trustee shall be the official record of the Cumulative Outstanding Principal Amount of this Bond, in any coin or currency of the United States of America which on the date of payment thereof is legal tender for the payment of public and private debts, and in like manner to pay to the registered owner hereof, either by check or draft mailed to the registered owner at a stated address as it appears on the bond registration books of the City kept by the Trustee under the within mentioned Indenture or, in certain situations authorized in the Indenture, by internal bank transfer or by wire transfer to an account in a commercial bank or savings institution located in the continental United States, interest on the Cumulative Outstanding Principal Amount (as hereinafter defined) at the rate of 7% per annum payable in arrears on each January 1 and July 1, commencing on January 1, 2008, and continuing thereafter until the said Cumulative Outstanding Principal Amount is paid in full. Interest shall be computed on the basis of a year of 360 days consisting of 12 months of 30 days each. Principal on this Bond shall be payable on the maturity date set forth above, unless such principal shall have been paid as a result of a redemption of this Bond prior to such maturity date.

      As used herein, the term "Cumulative Outstanding Principal Amount" means an amount equal to the aggregate of all amounts paid into the Construction Fund in accordance with the terms of the hereinafter defined Indenture, as reflected in the bond registration books maintained by the Trustee.

      The Trustee shall keep and maintain a record of the amounts deposited into the Construction Fund pursuant to the terms of the Indenture as "Principal Amount Deposited into Construction Fund" and shall enter the aggregate principal amount of this Bond then outstanding on its records as the "Cumulative Outstanding Principal Amount" on its records maintained for this Bond. On each date upon which a portion of the Cumulative Outstanding Principal Amount is paid to the registered owner hereof, pursuant to the optional redemption provisions of the Indenture, the Trustee shall enter on its records the principal amount paid on the Bond as "Principal Amount Paid Pursuant to Optional Redemption Provisions," and shall enter the then outstanding principal amount of this Bond as "Cumulative Outstanding Principal Amount" on its records. The registered owner may from time to time enter the respective amounts deposited into the Construction Fund pursuant to the terms of the Indenture under the column headed "Principal Amount Deposited Into Construction Fund" on the attached Table of Cumulative Outstanding Principal Amount (the "Table") and may enter the aggregate principal amount of this Bond then outstanding under the column headed "Cumulative Outstanding Principal Amount" on the attached Table. On each date upon which a portion of the Cumulative Outstanding Principal Amount is paid to the registered owner hereof pursuant to the optional redemption provisions of the Indenture, the registered owner may enter the principal amount paid on this Bond under the column headed "Principal Amount Paid Pursuant to Optional Redemption Provisions" on the Table and may enter the then outstanding principal amount of this Bond under the column headed "Cumulative Outstanding Principal Amount" on the Table. However, the records maintained by the Trustee as to amounts deposited into the Construction Fund or principal amounts paid on this Bond shall be the official records of the Cumulative Outstanding Principal Amount for all purposes.

      THIS BOND is a duly authorized Bond of the City designated "City of Olathe, Kansas Industrial Revenue Bonds (PacSun Project), Series 2007," in the aggregate maximum principal amount of $24,500,000 (the "Bonds"), to be issued for the purpose of providing funds to pay the cost of acquiring, purchasing, constructing, installing and remodeling a commercial project, consisting of a distribution facility, including land, buildings, structures, improvements and fixtures (the "Project"), to be leased to Pacific Sunwear Stores Corp., a California corporation (the "Corporation"), under the terms of a Lease Agreement dated as of July 1, 2007 (said Lease Agreement, as amended and supplemented from time to time in accordance with the provisions thereof, being herein called the "Lease"), between the City and the Corporation, all pursuant to the authority of and in full compliance with the provisions, restrictions and limitations and Constitution and statutes of the State of Kansas, including particularly K.S.A. 12-1740 to 12-1749d, inclusive, as amended, and pursuant to proceedings duly had by the governing body of the City.

      THE BONDS are issued under and are equally and ratably secured and entitled to the protection given by a Trust Indenture dated as of July 1, 2007 (said Trust Indenture, as amended and supplemented from time to time in accordance with the provisions thereof, being herein called the "Indenture"), between the City and U.S. Bank National Association (the "Trustee"). Subject to the terms and conditions set forth therein, the Indenture permits the City to issue Additional Bonds (as defined therein) secured by the Indenture on a parity with the Bonds. Reference is hereby made to the Indenture for a description of the provisions, among others, with respect to the nature and extent of the security for the Bonds, the rights, duties and obligations of the City, the Trustee and the owners of the Bonds, and the terms upon which the Bonds are issued and secured.

      THIS BOND shall be subject to redemption and payment in whole or in part, as follows:

            (a) At any time prior to the stated maturity thereof, by the City, at the option of and upon instructions from the Corporation, at a price equal to the principal amount thereof, plus accrued interest thereon, without premium or penalty, to the date of payment.

            (b) At any time prior to the stated maturity thereof, to the extent amounts are deposited into the Bond Fund in accordance with SECTION 602 of the Indenture, at a price equal to the principal amount thereof, plus accrued interest thereon, without premium or penalty, to the date of payment.

In the event the Bonds are to be called for redemption as provided in paragraphs
(a) or (b) above, the Corporation shall deliver written notice to the City and the Trustee that it has elected to redeem all or a portion of the Bonds in accordance with paragraph (a) or (b) above at least ten days prior to the scheduled redemption date. The Trustee shall then deliver written notice to the Owner of this Bond at least five days prior to the scheduled redemption date by first class mail stating the date upon which the Bonds will be redeemed and paid.

      THE BONDS are special obligations of the City payable solely out of the rents, revenues and receipts derived by the City from the Project and not from any other fund or source of the City, and are secured by a pledge and assignment of the Project and of such rents, revenues and receipts, including all rentals and other amounts to be received by the City under and pursuant to the Lease, all as provided in the Indenture. The Bonds do not constitute general obligations of the City or the State of Kansas, and neither the City nor said State shall be liable thereon, and the Bonds shall not constitute an indebtedness within the meaning of any constitutional or statutory debt limitation or restriction, and are not payable in any manner by taxation. Pursuant to the provisions of the Lease, rental payments sufficient for the prompt payment when due of the principal of and interest on the Bonds are to be paid by the Corporation directly to the Trustee for the account of the City and deposited in a special account created by the City and designated the "City of Olathe, Kansas, Industrial Revenue Bond Fund - PacSun Project, Series 2007."

      THE OWNER of this Bond shall have no right to enforce the provision of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then Outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of this Bond or the Indenture may be made only to the extent and in the circumstances permitted by the Indenture.

      SUBJECT TO the requirements for transfer set forth above in the legend contained on the face of this Bond, this Bond is transferable, as provided in the Indenture, only upon the books of the City kept for that purpose at the above-mentioned office of the Trustee by the registered owner hereof in person or by such person's duly authorized attorney, upon surrender of this Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered owner or such person's duly authorized attorney, and thereupon a new fully registered Bond or Bonds, without coupons, and in the same aggregate principal amounts, shall be issued to the transferee in exchange therefor as provided in the Indenture, and upon payment of the charges therein prescribed. The City, the Trustee and any Paying Agent may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal or redemption price hereof and interest due hereon and for all other purposes.

      THE BONDS are issuable in the form of one fully registered Bond without coupons in the maximum principal denomination of $24,500,000.

      THIS BOND shall not be valid or become obligatory for any purposes or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Trustee.

      IT IS HEREBY CERTIFIED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by the Constitution and laws of the State of Kansas.

                    [Remainder of page intentionally blank.]

      IN WITNESS WHEREOF, the City of Olathe, Kansas, has caused this Bond to be executed in its name by the manual or facsimile signature of its Mayor, attested by the manual or facsimile signature of its City Clerk and its corporate seal to be affixed hereto or imprinted hereon, and has caused this Bond to be dated as of July ____, 2007.

                                                CITY OF OLATHE, KANSAS

                                                By:
                                                   ---------------------------
                                                             Mayor
(SEAL)

ATTEST:

By:
   ---------------------------
           City Clerk

                TABLE OF CUMULATIVE OUTSTANDING PRINCIPAL AMOUNT

                                        Principal Amount           Cumulative
              Principal Amount          Paid Pursuant to           Outstanding            Notation
               Deposited Into              Redemption               Principal               Made
Date          Construction Fund            Provisions                Amount                  By
----          -----------------         ----------------           -----------            --------


================================================================================

                              (FORM OF ASSIGNMENT)
                        (NOTE RESTRICTIONS ON TRANSFERS)

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

             Print or Typewrite Name, Address and Social Security or
               other Taxpayer Identification Number of Transferee

the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________________ attorney to transfer the within Bond on the books kept by the Trustee for the registration and transfer of Bonds, with full power of substitution in the premises.

Dated: ______________________.

                                     ___________________________________________
                                     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular.

                                     Signature Guaranteed By:

[Seal of Bank]                       -------------------------------------------
                                     (Name of Bank)

                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------

================================================================================

      SECTION 403. FORM OF CERTIFICATE OF AUTHENTICATION.

                (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

================================================================================

                          CERTIFICATE OF AUTHENTICATION

      This Bond is the Industrial Revenue Bond (PacSun Project), Series 2007, described in the Trust Indenture. The effective date of registration of this Bond is set forth below.

                                                 U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee

________________________                         By:
                                                    ----------------------------
            Date                                 Name:
                                                      --------------------------
                                                 Title:
                                                        ------------------------

================================================================================

                               (End of ARTICLE IV)

                                    ARTICLE V

                    CUSTODY AND APPLICATION OF BOND PROCEEDS

      SECTION 501. CREATION OF CONSTRUCTION FUND. There is hereby created and ordered to be established in the custody of the Trustee a special trust fund in the name of the City to be designated the "City of Olathe, Kansas, Construction Fund - PacSun Project, Series 2007" (herein called the "Construction Fund").

      SECTION 502. DEPOSITS INTO THE CONSTRUCTION FUND. The proceeds of the sale of the Bonds, including Additional Payments provided for in the Bond Purchase Agreement, when received, excluding such amounts required to be paid into the Bond Fund pursuant to SECTION 602 hereof, shall be deposited by the Trustee into the Construction Fund. Any money received by the Trustee from any other source for the purpose of acquisition, purchasing, construction, improving or remodeling of the Project shall also be deposited into the Construction Fund.

      SECTION 503. DISBURSEMENTS FROM THE CONSTRUCTION FUND.

      (a) The moneys in the Construction Fund shall be disbursed by the Trustee for the payment of Project Costs upon receipt of requisition certificates signed by the Corporation in accordance with the provisions of ARTICLE IV of the Lease, and the Trustee hereby covenants and agrees to disburse such moneys in accordance with such provisions. All disbursements from the Construction Fund which are payable to the Corporation shall be made by internal bank transfer or wire transfer as designated by the Corporation in writing to the Trustee. The Trustee shall disburse moneys in the Construction Fund in each case within two
(2) Business Days after receipt by the Trustee of an executed written requisition certificate. The Trustee shall notify the registered owner of the Bonds by telephone when the Trustee is prepared to disburse moneys pursuant to any requisition certificate. Any moneys received by the Trustee by 11:00 a.m. for deposit in the Construction Fund for which the Trustee has received a requisition certificate shall be disbursed from the Construction Fund on the same Business Day.

      (b) In paying any requisition under this Section, the Trustee may rely as to the completeness and accuracy of all statements in such requisition certificate if such requisition certificate is signed by the Authorized Corporation Representative. If the City so requests in writing, a copy of each requisition certificate submitted to the Trustee for payment under this Section shall be promptly provided by the Trustee to the City.

      (c) If required, the City covenants and agrees to take all necessary and appropriate action promptly in approving and ordering all such disbursements. The Trustee is hereby authorized and directed to issue checks for each disbursement in the manner and as provided for by the aforesaid provisions of the Lease.

      (d) The Trustee shall keep and maintain adequate records pertaining to the Construction Fund and all disbursements therefrom, and shall provide a statement of receipts and disbursements with respect thereto to the Corporation on a monthly basis. After the Project has been completed and a certificate of payment of all costs filed as provided in SECTION 504 hereof, the Trustee shall file a final statement of receipts and disbursements with respect thereto with the City and the Corporation.

      SECTION 504. COMPLETION OF THE PROJECT. The completion of the Project and payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee of the certificate required by the provisions of SECTION 4.5 of the Lease. As soon as practicable any balance remaining in the Construction Fund shall without further authorization be deposited in the Bond Fund.

      SECTION 505. DISPOSITION UPON ACCELERATION. If the principal of the Bonds shall have become due and payable pursuant to SECTION 902 of this Indenture, upon the date of payment by the Trustee of any moneys due as hereinafter provided in ARTICLE IX provided, any balance remaining in the Construction Fund shall without further authorization be deposited in the Bond Fund by the Trustee with advice to the City and to the Corporation of such action.

                                   ARTICLE VI

                               REVENUES AND FUNDS

      SECTION 601. CREATION OF THE BOND FUND. There is hereby created and ordered established in the custody of the Trustee a special trust fund in the name of the City to be designated the "City of Olathe, Kansas, Industrial Revenue Bond Fund - PacSun Project, Series 2007" (herein called the "Bond Fund").

      SECTION 602. DEPOSITS INTO THE BOND FUND. The Trustee shall deposit into the Bond Fund, as and when received, (a) all accrued interest on the Bonds paid by the purchaser of the Bonds; (b) all rent payments payable by the Corporation to the City specified in SECTION 5.1 of the Lease and amounts due under SECTION
5.2 of the Lease; (c) any amount in the Construction Fund to be transferred to the Bond Fund pursuant to SECTION 504 hereof upon completion of the Project; (d) the balance of any Net Proceeds (as defined in the Lease) of condemnation awards or insurance received by the Trustee pursuant to ARTICLE IX of the Lease; (e) the amounts to be deposited in the Bond Fund pursuant to SECTIONS 9.1(b) and 9.1(c) of the Lease; (f) all interest and other income derived from investments of Bond Fund moneys as provided in SECTION 702 hereof; and (g) all other moneys received by the Trustee under and pursuant to any of the provisions of the Lease when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Bond Fund, including, without limitation, amounts payable into the Bond Fund by the City pursuant to SECTION 801 hereof.

      SECTION 603. APPLICATION OF MONEYS IN THE BOND FUND.

      (a) Except as provided in SECTION 606 and SECTION 908 hereof or in SECTION 4.6(a) of the Lease, moneys in the Bond Fund shall be expended solely for the payment of the principal of and the interest on the Bonds as the same mature and become due or upon the redemption thereof prior to maturity; provided, however, that any amounts received by the Trustee as Additional Rent under SECTION 5.2 of the Lease and deposited to the Bond Fund as provided in SECTION 602 above, shall be expended by the Trustee for such items of Additional Rent as they are received or due without further authorization from the City.

      (b) The City hereby authorizes and directs the Trustee to withdraw sufficient funds from the Bond Fund to pay the principal of and the interest on the Bonds as the same become due and payable and to make said funds so withdrawn available to the Paying Agent for the purpose of paying said principal and interest.

      (c) Whenever the amount in the Bond Fund from any source whatsoever is sufficient to redeem all of the Bonds Outstanding and to pay interest to accrue thereon prior to such redemption, the City covenants and agrees, upon request of the Corporation, to take and cause to be taken the necessary steps to redeem all such Bonds on the next succeeding redemption date for which the required redemption notice may be given or on such later redemption date as may be specified by the Corporation. The Trustee may use any moneys in the Bond Fund to redeem a part of the Bonds Outstanding in accordance with and to the extent permitted by ARTICLE III hereof so long as the Corporation is not in default (beyond any applicable notice and cure periods) with respect to any payments under the Lease and to the extent said moneys are in excess of the amount required for payment of Bonds theretofore matured or called for redemption and past due interest, if any, in all cases when such Bonds have not been presented for payment.

      SECTION 604. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where the date of maturity of principal of or interest, if any, on the Bonds or the date fixed for redemption of any Bonds shall be a Saturday, a Sunday or a legal holiday or a day on which banking institutions in the city of payment are authorized by law to close, then payment of principal or interest, if any, need not be made on such date but may be made on the next succeeding Business Day not a Saturday, a Sunday or a legal holiday or a day upon which banking institutions are authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest, if any, shall continue to accrue for the period from and after such date.

      SECTION 605. NONPRESENTMENT OF BONDS. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, if funds sufficient to pay such Bond shall have been made available to the Trustee, all liability of the City to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds, without liability for interest thereon, for the benefit of the Owner of such Bond who shall thereafter be restricted exclusively to such fund or funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond. If any Bond shall not be presented for payment within five years following the date when such Bond becomes due, whether by maturity or otherwise, the Trustee shall repay to the Corporation the funds theretofore held by it for payment of such Bond, and such Bond shall, subject to the defense of any applicable statute of limitation, thereafter be an unsecured obligation of the Corporation, and the Owner thereof shall be entitled to look only to the Corporation for payment, and then only to the extent of the amount so repaid, and the Corporation shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

      SECTION 606. REPAYMENT TO THE CORPORATION FROM THE BOND FUND. After payment in full of the principal of and interest, if any, on the Bonds (or provision has been made for the payment thereof as provided in this Indenture), and the fees, charges and expenses of the Trustee, the City and any Paying Agent and any other amounts required to be paid under this Indenture and the Lease, all amounts remaining in the Bond Fund shall be paid to the Corporation upon the expiration or sooner termination of the Lease.

                                   ARTICLE VII

                  SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

      SECTION 701. MONEYS TO BE HELD IN TRUST. All moneys deposited with or paid to the Trustee for account of the Bond Fund or the Construction Fund under any provision of this Indenture, and all moneys deposited with or paid to any Paying Agent under any provision of this Indenture, shall be held by the Trustee or Paying Agent in trust and shall be applied only in accordance with the provisions of this Indenture and the Lease, and, until used or applied as herein provided, shall constitute part of the Trust Estate and be subject to the lien hereof. Neither the Trustee nor any Paying Agent shall be under any liability for interest or any moneys received hereunder except such as may be agreed upon.

      SECTION 702. INVESTMENT OF MONEYS IN CONSTRUCTION FUND AND BOND FUND. Moneys held in the Construction Fund and the Bond Fund shall, pursuant to written direction of the Corporation, signed by the Authorized Corporation Representative, be separately invested and reinvested by the Trustee in Investment Securities which mature or are subject to redemption by the owner prior to the date such funds will be needed. In the event the Corporation fails to provide written directions concerning investment of moneys held in the Construction Fund and the Bond Fund, the Trustee shall invest in Investment Securities described in paragraph (e) of the definition of Investment Securities, provided they mature or are subject to redemption prior to the date such funds will be needed. Any such Investment Securities shall be held by or under the control of the Trustee and shall be deemed at all times a part of the fund in which such moneys are originally held, and the interest accruing thereon and any profit realized from such Investment Securities shall be credited to such fund, and any loss resulting from such Investment Securities shall be charged to such fund. After the Trustee has notice pursuant to SECTION 1001(h) of this Indenture of the existence of an Event of Default, the Trustee shall invest moneys in the Bond Fund and the Construction Fund in Investment Securities. The Trustee shall sell and reduce to cash a sufficient amount of such Investment Securities whenever the cash balance in any Fund is insufficient for the purposes of such Fund. In determining the balance in any Fund, investments in such Fund shall be valued at the lower of their original cost or their fair market value as of the most recent Payment Date. The Trustee may make any and all investments permitted by the provisions of this Section through its own bond department or any affiliate or short-term investment department.

      The City and the Corporation (by its execution of the Lease) acknowledge that to the extent regulations of the Comptroller of the Currency or other applicable regulatory authority grant the City or the Corporation the right to receive brokerage confirmations of the security transactions made by the Trustee as they occur, the City and the Corporation waive receipt of such confirmations to the extent permitted by law. The Trustee will furnish the Corporation and the City (if requested by it) with periodic account transaction statements which will include detail for all investment transactions made by the Trustee hereunder.

      SECTION 703. RECORD KEEPING. The Trustee shall maintain records designed to show compliance with the provisions of this Article and with the provisions of ARTICLE VI for at least six years after the payment of all of the Outstanding Bonds.

                                  ARTICLE VIII

                        GENERAL COVENANTS AND PROVISIONS

      SECTION 801. PAYMENT OF PRINCIPAL AND INTEREST. The City covenants and agrees that it will, but solely from the rents, revenues and receipts derived from the Project as described herein, deposit or cause to be deposited in the Bond Fund sufficient sums payable under the Lease promptly to meet and pay the principal of and the interest on the Bonds as they become due and payable at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof, and to this end the City covenants and agrees that it will use its best efforts to cause the Project to be continuously and sufficiently leased as a revenue and income-providing undertaking, and that, should there be a default under the Lease with the result that the right of possession of the Project is returned to the City, the City shall fully cooperate with the Trustee and with the Bondowners to the end of fully protecting the rights and security of the Bondowners and shall diligently proceed in good faith and use its best efforts to secure another tenant for the Project to the end that at all times sufficient rents, revenues and receipts will be derived from the Project promptly to meet and pay the principal of and the interest on the Bonds as they become due and payable.

Nothing herein shall be construed as requiring the City to operate the Project as a business other than as lessor or to use any funds or revenues from any source other than funds and revenues derived from the Project.

      SECTION 802. AUTHORITY TO EXECUTE INDENTURE AND ISSUE BONDS. The City covenants that it is duly authorized under the Constitution and laws of the State of Kansas to execute this Indenture, to issue the Bonds and to pledge and assign the Trust Estate in the manner and to the extent herein set forth; that all action on its part for the execution and delivery of this Indenture and the issuance of the Bonds has been duly and effectively taken; that the Bonds in the hands of the Owners thereof are and will be valid and enforceable obligations of the City according to the import thereof.

      SECTION 803. PERFORMANCE OF COVENANTS. The City covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in the Bonds and in all proceedings of its governing body pertaining thereto. The Trustee may take such action as it deems appropriate to enforce all such covenants, undertaking, stipulations and provisions of the City hereunder.

      SECTION 804. INSTRUMENTS OF FURTHER ASSURANCE. The City covenants that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such Supplemental Indentures and such further acts, instruments, financing statements and other documents as the Trustee may reasonably require for the better pledging and assigning unto the Trustee the property and revenues herein described to the payment of the principal of and interest, if any, on the Bonds. The City covenants and agrees that, except as herein and in the Lease provided, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Project or the rents, revenues and receipts derived therefrom or from the Lease, or of its rights under the Lease.

      SECTION 805. PAYMENT OF TAXES AND CHARGES. The City represents that pursuant and subject to the provisions of SECTION 5.2 of the Lease, the Corporation has agreed to pay, as the same respectively become due, all taxes, assessments and other governmental charges at any time lawfully levied or assessed upon or against the Project or any part thereof.

      SECTION 806. INSURANCE. The City represents that pursuant and subject to the provisions of ARTICLE VII of the Lease, the Corporation has agreed at its own expense to keep the Project constantly insured to the extent provided for therein.

      SECTION 807. MAINTENANCE AND REPAIR. The City represents that pursuant and subject to the provisions of SECTION 6.1 of the Lease, the Corporation has agreed at its own expense to cause the Project to be maintained and kept in good condition, repair and working order, and that pursuant and subject to SECTION
8.3 of the Lease the Corporation may, at its own expense, make from time to time additions, changes and alterations to the Project under the terms and conditions set forth therein.

      SECTION 808. RECORDINGS AND FILINGS. Upon request of the Owner of the Bonds or the Trustee, the City will cooperate in causing this Indenture and all Supplemental Indentures, the Lease and all Supplemental Leases (or, at the Corporation's option, a memorandum thereof) and all appropriate financing and continuation statements and other security instruments to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the Owners of the Bonds and the rights of the Trustee hereunder.

      SECTION 809. INSPECTION OF PROJECT BOOKS. The City covenants and agrees that all books and documents in its possession relating to the Project and the rents, revenues and receipts derived from the Project shall at all times be open to inspection by such accountants or other agencies as the Trustee may from time to time designate.

      SECTION 810. ENFORCEMENT OF RIGHTS UNDER THE LEASE. The City covenants and agrees that it shall enforce all of its rights and all of the obligations of the Corporation (at the expense of the Corporation) under the Lease to the extent necessary to preserve the Project in good order and repair, and to protect the rights of the Trustee and the Bondowners hereunder with respect to the pledge and assignment of the rents, revenues and receipts coming due under the Lease. The City agrees that the Trustee, as assignee of the rentals and other amounts to be received by the City and paid by the Corporation under the Lease, or in its name or in the name of the City, may enforce all rights of the City to receive such rentals and other amounts and all obligations of the Corporation to pay such rentals and other amounts under and pursuant to the Lease for and on behalf of the Bondowners, whether or not the City is in default hereunder, subject to and in accordance with the conditions and limitations set forth in the Lease.

      SECTION 811. SUBORDINATION OF INDENTURE TO THE LEASE. This Indenture and the rights and privileges hereunder of the Trustee and the Owners of the Bonds are specifically made subject and subordinate to the rights and privileges of the Corporation (as long as no default by the Corporation under the Lease is continuing beyond any applicable grace period) set forth in the Lease. So long as not otherwise provided in this Indenture, the Corporation shall be suffered and permitted to possess, use and enjoy the Project and appurtenances so as to carry out its obligations under the Lease.

                                   ARTICLE IX

                              DEFAULT AND REMEDIES

      SECTION 901. EVENTS OF DEFAULT; NOTICE; OPPORTUNITY TO CURE. If any of the following events occur, it is hereby defined as and declared to be and to constitute an "Event of Default":

            (a) Default in the due and punctual payment of the principal on any Bond, whether at the stated maturity or accelerated maturity thereof, or at the date fixed for redemption thereof for a period of five (5) business days following written notice to the City and the Corporation by the Trustee or by the Owners of 25% in aggregate principal amount of the Bonds Outstanding;

            (b) Default in the due and punctual payment of the interest on any Bond, whether at the stated maturity or accelerated maturity thereof, or at the date fixed for redemption thereof for a period of 5 days following written notice to the City and the Corporation by the Trustee or by the Owners of 25% in aggregate principal amount of the Bonds Outstanding; or

            (c) The occurrence of an Event of Default as specified in SECTION 12.1(b) or (c) of the Lease shall have occurred.

      SECTION 902. ACCELERATION OF MATURITY IN EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, the Trustee may, and upon the written request of the Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding, shall, by notice in writing delivered to the City and the Corporation, declare the principal of all Bonds then Outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable.

      SECTION 903. SURRENDER OF POSSESSION OF TRUST ESTATE; RIGHTS AND DUTIES OF TRUSTEE IN POSSESSION. If an Event of Default shall have occurred and be continuing, the City, upon demand of the Trustee, shall forthwith surrender the possession of, and it shall be lawful for the Trustee, by such officer or agent as it may appoint, to take possession of all or any part of the Trust Estate, together with the books, papers and accounts of the City pertaining thereto, and including the rights and the position of the City under the Lease, and to hold, operate and manage the same, and from time to time make all needful repairs and improvements as shall be deemed wise by the Trustee; the Trustee may lease the Project or any part thereof, in the name and for account of the City, and collect, receive and sequester the rents, revenues and receipts therefrom, and out of the same and any moneys received from any receiver of any part thereof pay, and set up proper reserves for the payment of all proper costs and expenses of so taking, holding and managing the same, including without limitation (a) reasonable compensation to the Trustee, his agents and counsel, (b) any reasonable charges of the Trustee hereunder, (c) any taxes and assessments and other charges prior to the lien of this Indenture, which the Trustee may deem it wise to pay, and (d) all expenses of such repairs and improvements, and the Trustee shall apply the remainder of the moneys so received in accordance with the provisions of SECTION 908 hereof. Whenever all that is due upon the Bonds shall have been paid and all defaults made good, the Trustee shall surrender possession of the Trust Estate to the City, its successors or assigns, the same right of entry, however, to exist upon any subsequent Event of Default. While in possession of such property, the Trustee shall render annually to the City and the Corporation a summarized statement of receipts and expenditures in connection therewith.

      SECTION 904. APPOINTMENT OF RECEIVERS IN EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondowners under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate or any part thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

      SECTION 905. EXERCISE OF REMEDIES BY THE TRUSTEE.

      (a) Upon the occurrence of an Event of Default, the Trustee may pursue any available remedy at law or in equity by suit, action, mandamus or other proceeding to enforce the payment of the principal of interest on the Bonds then Outstanding, and to enforce and compel the performance of the duties and obligations of the City as herein set forth.

      (b) If an Event of Default shall have occurred and be continuing, and if requested to do so by the Owners of 25% in aggregate principal amount of Bonds then Outstanding and indemnified as provided in SECTION 1001(l) hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Article as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Bondowners.

      (c) All rights of action under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without necessity of joining as plaintiffs or defendants any Owners of the Bonds, and any recovery of judgment shall, subject to the provisions of
SECTION 908 hereof, be for the equal benefit of all the Owners of the Outstanding Bonds and coupons.

      SECTION 906. LIMITATION ON EXERCISE OF REMEDIES BY BONDOWNERS. No Owner of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or any other remedy hereunder, unless (a) a default has occurred of which the Trustee has been notified as provided in SECTION 1001(h) or of which by said subsection the Trustee is deemed to have notice, (b) such default shall have become an Event of Default, (c) the Owners of 25% in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee, shall have offered it reasonable opportunity either to proceed and to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, and shall have offered to the Trustee indemnity as provided in SECTION 1001(l), and (d) the Trustee shall thereafter fail or refuse to exercise the powers herein granted or to institute such action, suit or proceeding in its own name; such notification, request and offer of indemnity are hereby declared in every case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder it being understood and intended that no one or more Owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice this Indenture by their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the Owners of all Bonds then Outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any Bondowner to payment of the principal of and interest on any Bond at and after the maturity thereof or the obligation of the City to pay the principal of and interest on each of the Bonds issued hereunder to the respective Owners thereof at the time, place, from the source and in the manner herein and in the Bonds expressed.

      SECTION 907. RIGHT OF BONDOWNERS TO DIRECT PROCEEDINGS. Anything in this Indenture to the contrary notwithstanding, the Owners of a majority in aggregate principal amount of Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture, including SECTION 1001(l) hereof.

      SECTION 908. APPLICATION OF MONEYS IN EVENT OF DEFAULT.

      (a) All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of the cost and expenses of the proceedings resulting in the collection of such moneys and of the fees, expenses, liabilities and advances incurred or made by the Trustee, be deposited in the Bond Fund and all moneys so deposited in the Bond Fund shall be applied as follows:

            (1) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

            FIRST -- To the payment to the persons entitled thereto of all installments of interest, if any, then due and payable on the Bonds, in the order in which such installments of interest became due and payable, and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege;

            SECOND -- To the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due and payable (other than Bonds called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due dates, and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment, ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege;

            (2) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest, if any, then due and unpaid on all of the Bonds, without preference or priority of principal over interest or of interest over principal or of any installment of interest over any other installment of interest or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the person entitled thereto, without any discrimination or privilege; and

            (3) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of SECTION 910, then, subject to the provisions of SUBSECTION (2) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of SUBSECTION (1) of this Section.

      (b) Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times and from time to time as the Trustee shall determine, having due regard to the amount of such moneys available and which may become available for such application in the future. Whenever the Trustee shall apply such moneys, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue.

      (c) Whenever all of the Bonds and interest thereon, if any, have been paid under the provisions of this Section, and all fees, expenses and charges of the City and the Paying Agent have been paid, any balance remaining in the Bond Fund shall be paid to the Corporation as provided in SECTION 606 hereof.

      SECTION 909. REMEDIES CUMULATIVE. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or to the Bondowners is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondowners hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right, power or remedy accruing upon any Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein; every such right, power or remedy may be exercised from time to time and as often as may be deemed expedient. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver, by entry, or otherwise, and such proceedings have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the City, the Corporation, the Trustee and the Bondowners shall be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

      SECTION 910. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal of and interest, if any, on Bonds, and shall do so upon the written request of the Owners of at least 50% in aggregate principal amount of all the Bonds then Outstanding, provided, however, that there shall not be waived without the consent of the Owners of all the Bonds Outstanding (a) any Event of Default in the payment of the principal of any Outstanding Bonds when due (whether at the date of maturity or redemption specified therein), or (b) any Event of Default in the payment when due of the interest on any such Bonds, unless prior to such waiver or rescission, all arrears of interest, or all arrears of payments of principal when due, as the case may be, and all reasonable expenses of the Trustee and the City, in connection with such default, shall have been paid or provided for. In case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely, then and in every such case the City, the Corporation, the Trustee and the Bondowners shall be restored to their former positions, rights and obligations hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon.

                                    ARTICLE X

                                   THE TRUSTEE

      SECTION 1001. ACCEPTANCE OF THE TRUSTS. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts as a corporate trustee ordinarily would perform said trusts under a corporate indenture, but only upon and subject to the following express terms and conditions, and no implied covenants or obligations shall be read into this Indenture against the Trustee:

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If any Event of Default shall have occurred and be continuing, subject to SECTION 1001(1) below, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent corporate trust department would exercise or use under the circumstances in the conduct of its own affairs.

            (b) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents, attorneys or receivers and shall not be responsible for any misconduct or negligence on the part of any agent, attorney or receiver appointed or chosen by it with due care, and the Trustee shall be entitled to act upon the opinion or advice of counsel, who may be counsel to the City or to the Corporation, concerning all matters of trust hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such agents, attorneys and receivers as may reasonably be employed in connection with the trusts hereof. The Trustee shall not be responsible for any loss or damage resulting from any action or nonaction by it taken or omitted to be taken in good faith in reliance upon such opinion or advice of counsel.

            (c) Except as provided in the Lease and particularly SECTION 10.8 thereof, the Trustee shall not be responsible for any recital herein or in the Bonds (except with respect to the Certificate of Authentication of the Trustee endorsed on the Bonds), or for the recording or rerecording, filing or refiling of this Indenture or any security agreement in connection therewith, or for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the City of this Indenture or of any Supplemental Indentures or instruments of further assurance, or for the sufficiency of the security of the Bonds. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with
      ARTICLE VII hereof.

            (d) The Trustee shall not be accountable for the use of any Bonds authenticated and delivered hereunder. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Bonds with the same rights which it would have if it were not Trustee.

            (e) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, affidavit, letter, telegram or other paper or document provided for under this Indenture believed by it to be genuine and correct and to have been signed, presented or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who, at the time of making such request or giving such authority or consent is the Owner of any Bond, shall be conclusive and binding upon all future Owners of the same Bond and upon Bonds issued in exchange therefor or upon transfer or in place thereof.

            (f) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, or whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee shall be entitled to rely upon a certificate signed by the Authorized City Representative as sufficient evidence of the facts therein contained, and prior to the occurrence of a default of which the Trustee has been notified as provided in SUBSECTION (h) of this Section or of which by said subsection it is deemed to have notice, the Trustee shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same.

            (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

            (h) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder except failure by the City to cause to be made any of the payments to the Trustee required to be made in
      ARTICLE VI hereof, unless the Trustee shall be specifically notified in writing of such default by the City or by the Owners of at least 25% in aggregate principal amount of all Bonds then Outstanding.

            (i) At any and all reasonable times and subject to the Corporation's reasonable and standard security procedures, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right, but shall not be required, to inspect any and all of the Project, and all books, papers and records of the City pertaining to the Project and the Bonds, and to take such memoranda from and in regard thereto as may be desired, all subject to the rights of the Corporation under the Lease. The Trustee shall treat all proprietary information of the Corporation as confidential.

            (j) The Trustee shall not be required to give any bond or surety in respect to the execution of its trusts and powers hereunder or otherwise in respect of the Project.

            (k) The Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required, as a condition of such action by the Trustee deemed desirable for the purpose of establishing the right of the City to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

            (l) Before taking any action under this Indenture, the Trustee may require that satisfactory indemnity be furnished to it for the reimbursement of all costs and expenses to which it may be put and to protect it against all liability which it may incur in or by reason of such action, except liability which is adjudicated to have resulted from its negligence or willful misconduct by reason of any action so taken.

      SECTION 1002. FEES, CHARGES AND EXPENSES OF THE TRUSTEE. The Trustee shall be entitled to payment of and/or reimbursement for reasonable fees for its ordinary services rendered hereunder and all advances, agent and counsel fees and other ordinary expenses reasonably and necessarily made or incurred by the Trustee in connection with such ordinary services and, in the event that it should become necessary that the Trustee perform extraordinary services, it shall be entitled to reasonable extra compensation therefor and to reimbursement for reasonable and necessary extraordinary expenses in connection therewith; provided that if such extraordinary services or extraordinary expenses are occasioned by the neglect or misconduct of the Trustee, it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement for the reasonable fees and charges of the Trustee as Paying Agent for the Bonds. Pursuant to the provisions of SECTION 5.2 of the Lease, the Corporation has agreed to pay to the Trustee all reasonable fees, charges and expenses of the Trustee under this Indenture. The Trustee agrees that the City shall have no liability for any reasonable fees, charges and expenses of the Trustee, and the Trustee agrees to look only to the Corporation for the payment of all reasonable fees, charges and expenses of the Trustee and any Paying Agent as provided in the Lease. Upon the occurrence of an Event of Default and during its continuance, the Trustee shall have a lien with right of payment prior to payment on account of principal of or interest on any Bond, upon all moneys in its possession under any provisions hereof for the foregoing reasonable advances, fees, costs and expenses incurred.

      SECTION 1003. NOTICE TO BONDOWNERS IF DEFAULT OCCURS. If a default occurs of which the Trustee is by SECTION 1001(h) hereof required to take notice or if notice of default be given as in said SUBSECTION (h) provided, then the Trustee shall give written notice thereof to the last known Owners of all Bonds then Outstanding as shown by the bond registration books required by SECTION 206 to be kept at the principal office of the Trustee.

      SECTION 1004. INTERVENTION BY THE TRUSTEE. In any judicial proceeding to which the City is a party and which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of Owners of the Bonds, the Trustee may intervene on behalf of Bondowners and, subject to the provisions of
SECTION 1001(l) hereof, shall do so if requested in writing by the Owners of at least 25% of the aggregate principal amount of Bonds then Outstanding.

      SECTION 1005. SUCCESSOR TRUSTEE UPON MERGER, CONSOLIDATION OR SALE. Any corporation or association into which the Trustee may be merged or converted or with or into which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any merger, conversion, sale, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder and shall be vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereunder as was its predecessor, without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

      SECTION 1006. RESIGNATION OF TRUSTEE. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving 30 days' written notice to the City, the Corporation and the Bondowners, and such resignation shall take effect at the end of such 30 days, or upon the earlier appointment of a successor Trustee by the Bondowners or by the City.

      SECTION 1007. REMOVAL OF TRUSTEE. The Trustee may be removed at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Trustee, the City and the Corporation and signed by the Owners of a majority in aggregate principal amount of bonds then Outstanding.

      SECTION 1008. APPOINTMENT OF SUCCESSOR TRUSTEE. In case the Trustee hereunder shall resign or be removed, or shall otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, a successor Trustee reasonably acceptable to the City and the Corporation may be appointed by the Owners of a majority in aggregate principal amount of Bonds then Outstanding, by an instrument or concurrent instruments in writing; provided, nevertheless, that in case of such vacancy, the City, by an instrument executed and signed by its Mayor and attested by its Clerk under its seal, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the Bondowners in the manner above provided. Any such temporary Trustee so appointed by the City shall hold such appointment no longer than 90 days without Corporation approval and shall immediately and without further acts be superseded by the successor Trustee so appointed by such Bondowners. Every such Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank in good standing and qualified to accept such trust having a reported capital, surplus and undivided profits of not less than $5,000,000.

      SECTION 1009. VESTING OF TRUSTS IN SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the City and the Corporation an instrument in writing accepting such appointment hereunder, and thereupon such successor shall, without any further act, deed or conveyance, become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor; but such predecessor shall, nevertheless, on the written request of the City, execute and deliver an instrument transferring to such successor Trustee all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of such predecessor hereunder; every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the City be required by any successor Trustee for more fully and certainly vesting in such successor the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereby vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the City.

      SECTION 1010. RIGHT OF TRUSTEE TO PAY TAXES AND OTHER CHARGES. In case any tax, assessment or governmental or other charge upon, or insurance premium with respect to, any part of the Project is not paid as required herein or in the Lease (subject to applicable notice and cure periods), the Trustee may pay such tax, assessment or governmental charge or insurance premium, without prejudice, however, to any rights of the Trustee or the Bondowners hereunder arising in consequence of such failure; any amount at any time so paid under this Section, with interest thereon from the date of payment at the rate of 10% per annum, shall become an additional obligation secured by this Indenture, and the same shall be given a preference in payment over any payment of principal of or interest on the Bonds, and shall be paid out of the proceeds of rents, revenues and receipts collected from the Project, if not otherwise caused to be paid; but the Trustee shall be under no obligation to make any such payment unless it shall have been requested to do so by the Owners of at least 25% of the aggregate principal amount of Bonds then Outstanding and shall have been provided adequate funds for the purpose of such payment.

      SECTION 1011. TRUST ESTATE MAY BE VESTED IN CO-TRUSTEE.

      (a) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the State of Kansas) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Lease, and in particular in case of the enforcement of either on default or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee, or take any other action which may be desirable or necessary in connection therewith, it may be necessary or desirable that the Trustee appoint an additional individual or institution as a co-trustee or separate trustee, and the Trustee is hereby authorized to appoint such co-trustee or separate trustee.

      (b) In the event that the Trustee appoints an additional individual or institution as a co-trustee or separate trustee (which appointment shall be subject to the approval of the Corporation), each and every remedy, power, right, claim, demand, cause of action, immunity, title, interest and lien expressed or intended by this Indenture to be exercised by the Trustee with respect thereto shall be exercisable by such co-trustee or separate trustee but only to the extent necessary to enable such co-trustee or separate trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such co-trustee or separate trustee shall run to and be enforceable by either of them.

      (c) Should any deed, conveyance or instrument in writing from the City be required by the co-trustee or separate trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to such co-trustee such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the City.

      (d) In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the properties, rights, powers, trusts, duties and obligations of such co-trustee or separate trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such co-trustee or separate trustee.

      SECTION 1012. ANNUAL ACCOUNTING. The Trustee shall render an annual accounting to the City, the Corporation and to any Bondowner requesting the same within 90 days following the end of each annual period and, upon the request of the Corporation or the Bondowner, a monthly accounting to the Corporation and the Bondowner within 30 days following the end of each monthly period, showing in reasonable detail all financial transactions relating to the Trust Estate made by the Trustee during the accounting period and the balance in any funds or accounts created by this Indenture as of the beginning and close of such accounting period.

      SECTION 1013. PERFORMANCE OF DUTIES UNDER THE LEASE. The Trustee hereby accepts and agrees to perform all duties assigned to it under the Lease.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

      SECTION 1101. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BONDOWNERS. The City and the Trustee may from time to time, without the consent of or notice to any of the Bondowners, enter into such Supplemental Indenture or Supplemental Indentures as shall not be inconsistent with the terms and provisions hereof, for any one or more of the following purposes:

      (a) To cure any ambiguity or formal defect or omission in this Indenture, or to make any other change not prejudicial to the Bondowners;

      (b) To grant to or confer upon the Trustee for the benefit of the Bondowners any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondowners or the Trustee or either of them;

      (c) To more precisely identify the Project or to substitute or add additional property thereto;

      (d) To subject to this Indenture additional revenues, properties or collateral; or

      (e) To issue Refunding Bonds as provided in SECTION 209 hereof, provided such Refunding Bonds contain substantially similar or superior terms than the original Bonds.

      SECTION 1102. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF BONDOWNERS.

      (a) Exclusive of Supplemental Indentures covered by SECTION 1101 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the Owners of not less than 50% in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the City and the Trustee of such other Supplemental Indenture or Supplemental Indentures as shall be deemed necessary and desirable by the City for the purpose of modifying, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any Supplemental Indenture; provided, however, that nothing in this Section contained shall permit or be construed as permitting (1) an extension of the maturity or a shortening of the redemption date of the principal of or the interest, if any, on any Bond issued hereunder, (2) a reduction in the principal amount of any Bond or the rate of interest thereon, if any, (3) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (4) a reduction in the aggregate principal amount of Bonds the Owners of which are required for consent to any such Supplemental Indenture.

      (b) If at the time the City shall request the Trustee to enter into any such Supplemental Indenture for any of the purposes of this Section, the Trustee shall cause notice of the proposed execution of such Supplemental Indenture to be mailed to each Bondowner as shown on the bond registration books required by
SECTION 206 hereof. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by all Bondowners. If within 60 days or such longer period as may be prescribed by the City following the mailing and final publication of such notice, the Owners of not less than 50% in aggregate principal amount of the Bonds Outstanding at the time of the execution of any such Supplemental Indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the City from executing the same or from taking any action pursuant to the provisions thereof.

      SECTION 1103. CORPORATION'S CONSENT TO SUPPLEMENTAL INDENTURES. Anything herein to the contrary notwithstanding, a Supplemental Indenture under this Article which affects any rights of the Corporation shall not become effective unless and until the Corporation shall have consented in writing to the execution and delivery of such Supplemental Indenture, provided that receipt by the Trustee of a Supplemental Lease executed by the Corporation in connection with the issuance of Additional Bonds under SECTION 209 hereof shall be deemed to be the consent of the Corporation to the execution of a Supplemental Indenture pursuant to SECTION 209 hereof, respectively. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such Supplemental Indenture (other than a Supplemental Indenture proposed to be executed and delivered pursuant to SECTION 209 hereof) together with a copy of the proposed Supplemental Indenture to be mailed to the Corporation at least 15 days prior to the proposed date of execution and delivery of any such Supplemental Indenture.

                                   ARTICLE XII

                               SUPPLEMENTAL LEASES

      SECTION 1201. SUPPLEMENTAL LEASES NOT REQUIRING CONSENT OF BONDOWNERS. The City and the Trustee shall, without the consent of or notice to the Bondowners, consent to the execution of any Supplemental Lease or Supplemental Leases by the City and the Corporation as may be required (a) by the provisions of the Lease and this Indenture, (b) for the purpose of curing any ambiguity or formal defect or omission in the Lease, (c) so as to more precisely identify the Project or substitute or add additional property thereto, (d) in connection with the issuance of Refunding Bonds under SECTION 209 hereof, (e) in connection with any other change therein which, in the judgment of the Trustee, is not to the material prejudice of the Trustee or the Bondowners.

      SECTION 1202. SUPPLEMENTAL LEASES REQUIRING CONSENT OF BONDOWNERS. Except for Supplemental Leases as provided for in SECTION 1201 hereof, neither the City nor the Trustee shall consent to the execution of any Supplemental Lease or Supplemental Leases by the City or the Corporation without the mailing of notice and the obtaining of the written approval or consent of the Owners of not less than 50% in aggregate principal amount of the Bonds at the time Outstanding given and obtained as provided in SECTION 1102 hereof. If at any time the City and the Corporation shall request the consent of the Trustee to any such proposed Supplemental Lease, the Trustee shall cause notice of such proposed Supplemental Lease to be mailed in the same manner as provided in SECTION 1102 hereof with respect to Supplemental Indentures. Such notice shall briefly set forth the nature of such proposed Supplemental Lease and shall state that copies of the same are on file in the principal office of the Trustee for inspection by all Bondowners.

                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

      SECTION 1301. SATISFACTION AND DISCHARGE OF THIS INDENTURE.

      (a) When the principal of and interest on all the Bonds shall have been paid in accordance with their terms or provision has been made for such payment, as provided in SECTION 1302 hereof, and provision shall also be made for paying all other sums payable hereunder, including the reasonable fees and expenses of the Trustee, the City and Paying Agent to the date of retirement of the Bonds, then the right, title and interest of the Trustee in respect hereof shall thereupon cease, determine and be void, and thereupon the Trustee shall cancel, discharge and release this Indenture and shall execute, acknowledge and deliver to the City such instruments of satisfaction and discharge or release as shall be requisite to evidence such release and the satisfaction and discharge of this Indenture, and shall assign and deliver to the City any property at the time subject to this Indenture which may then be in its possession, except amounts in the Bond Fund required to be paid to the Corporation under SECTION 606 hereof and except funds or securities in which such funds are invested held by the Trustee for the payment of the principal of and interest on the Bonds.

      (b) The City is hereby authorized to accept a certificate by the Trustee that the whole amount of the principal and interest, if any, so due and payable upon all of the Bonds or coupons then Outstanding has been paid or such payment provided for in accordance with SECTION 1302 hereof as evidence of satisfaction of this Indenture, and upon receipt thereof shall cancel and erase the inscription of this Indenture from its records.

      SECTION 1302. BONDS DEEMED TO BE PAID.

      (a) Bonds shall be deemed to be paid within the meaning of this Article when payment of the principal of and interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption as provided in this Indenture, or otherwise), either (1) shall have been made or caused to be made in accordance with the terms thereof, or (2) shall have been provided for by depositing with the Trustee in trust and irrevocably set aside exclusively for such payment (i) moneys sufficient to make such payment or (ii) Government Securities maturing as to principal and interest in such amount and at such times as will insure the availability of sufficient moneys to make such payment. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of such payment from such moneys or Government Securities.

      (b) Notwithstanding the foregoing, in the case of Bonds which by their terms may be redeemed prior to the stated maturities thereof, no deposit under clause (2) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until, as to all such Bonds which are to be redeemed prior to their respective stated maturities, proper notice of such redemption shall have been given in accordance with ARTICLE III of this Indenture or irrevocable instructions shall have been given to the Trustee to give such notice.

      (c) Notwithstanding any provision of any other section of this Indenture which may be contrary to the provisions of this Section, all moneys or Government Securities set aside and held in trust pursuant to the provisions of this Section for the payment of Bonds and coupons shall be applied to and used solely for the payment of the particular Bonds and coupons, if any, with respect to which such moneys and Government Securities have been so set aside in trust.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

      SECTION 1401. CONSENTS AND OTHER INSTRUMENTS BY BONDOWNERS.

      (a) Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Bondowners may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondowners in person or by agent appointed in writing. Proof of the execution of any such instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken, suffered or omitted under any such instrument, namely:

            (1) The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgements within such jurisdiction that the person signing such instrument acknowledged before him the execution thereof, or by affidavit of any witness to such execution.

            (2) The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of holding the same shall be proved by the registration books of the City maintained by the Trustee pursuant to SECTION 206 hereof.

      (b) In determining whether the Owners of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Bonds owned by the Corporation or any affiliate of the Corporation, unless the Corporation or such affiliate own 100% of the Bonds Outstanding, shall be disregarded and deemed not to be Outstanding under this Indenture, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. For purposes of this paragraph, the word "affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation; for the purposes of this definition, "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Corporation or any affiliate of the Corporation.

      SECTION 1402. LIMITATION OF RIGHTS UNDER THIS INDENTURE. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give any person other than the parties hereto, and the Owners of the Bonds, if any, any right, remedy or claim under or in respect to this Indenture, this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and the Owners of the Bonds, as herein provided.

      SECTION 1403. NOTICES. It shall be sufficient service of any notice, request, complaint, demand or other paper required by this Indenture to be given or filed with the City, the Trustee, the Corporation or Bondowners if the same shall be duly mailed by registered or certified mail addressed:

            (a) To the City:

                      City of Olathe, Kansas
                      City Hall
                      100 East Santa Fe
                      Olathe, Kansas  66061
                      Attention:  City Clerk

            (b) To the Corporation:

                      Pacific Sunwear Stores Corp.
                      3450 East Miraloma Avenue
                      Anaheim, California  92806
                      Attention:  Director/Treasurer

            (c) To the Trustee:

                      U.S. Bank National Association
                      633 W. Fifth Street, 24th Floor
                      Los Angeles, California  90071
                      Attention:  Corporate Trust Services

            (d) To the Bondowners if the same shall be duly mailed by registered or certified mail addressed to each of the Owners of Bonds at the time Outstanding as shown by the bond registration books required by SECTION 206 hereof to be kept at the principal corporate trust office of the Trustee.

      SECTION 1404. SEVERABILITY. If any provision of this Indenture shall be held or deemed to be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

      SECTION 1405. EXECUTION IN COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 1406. GOVERNING LAW. This Indenture shall be governed exclusively by and construed in accordance with the applicable laws of the State of Kansas.

      SECTION 1407. ELECTRONIC STORAGE. The parties agree that the transaction described herein may be conducted and related documents may be stored by electronic means.

                    [Remainder of page intentionally blank.]

      IN WITNESS WHEREOF, the City of Olathe, Kansas, has caused this Indenture to be signed in its name and behalf by its Mayor and the seal of the City to be hereunto affixed and attested by its City Clerk, and to evidence its acceptance of the trusts hereby created, U.S. Bank National Association has caused this Indenture to be signed in its name and behalf by its duly authorized officer and its official seal to be hereunto affixed and attested by its Secretary or Assistant Secretary, all as of the date first above written.

                                                  CITY OF OLATHE, KANSAS

                                                  By:      /s/  MICHAEL COPELAND
                                                      --------------------------
                                                           Mayor

[SEAL]

ATTEST:

By:      /s/  DEBRA S. GRAGG
   -----------------------------------------
         City Clerk

Indenture
PacSun Project, Series 2007

                                                 U.S. BANK NATIONAL ASSOCIATION,
                                                 as Trustee

                                                 By:   /s/  CLAUDE ACOBA
                                                     --------------------------
                                                       Claude Acoba
                                                       Assistant Vice President

Indenture
PacSun Project, Series 2007

                                      S-2